                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               December 2, 1996

                           CREATIVE RESOURCES, INC.

--------------------------------------------------------------------------------
Nevada                              0-18139                           22-2798898

--------------------------------------------------------------------------------
(State of Incorporation)        (Comm. File No.)           (IRS Employer ID No.)




            26 Mill Plain Rd., Suite B, Danbury, Connecticut 06811

--------------------------------------------------------------------------------
                                (203) 778-5002

Item 5.  Other Events
         ------------

        In the action captioned Birbara and Massad v. Locke et al. (May 1990),
                                ----------------------------------
the United States Court of Appeals for the First Circuit, on November 7, 1996, reversed and vacated the April 1, 1996 judgment of the United States District Court for the District of Massachusetts. On November 21, 1996 the plaintiffs petitioned the United States Court of Appeal for a rehearing.




                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE RESOURCES, INC.
    (Registrant)



By /s/ Dennis R. Williamson
   ------------------------
       Dennis R. Williamson
              President


Dated: December 2, 1996


                                       2